DESCRIPTION OF BUSINESS AND OPERATIONS	12 Months Ended
Dec. 31, 2011
Description Of Business And Operations
Note 1. DESCRIPTION OF BUSINESS AND OPERATIONS

Overview

ImageWare Systems, Inc. (the “Company”) is incorporated in the state of Delaware. The Company is a pioneer and leader in the emerging market for biometrically enabled software-based identity management solutions. Using those human characteristics that are unique to us all, the Company creates software that provides a highly reliable indication of a person’s identity. The Company’s “flagship” product is the patented IWS Biometric Engine®. The Company’s products are used to manage and issue secure credentials, including national IDs, passports, driver licenses and access control credentials. The Company’s products also provide law enforcement with integrated mug shot, fingerprint LiveScan and investigative capabilities. The Company also provides comprehensive authentication security software using biometrics to secure physical and logical access to facilities or computer networks or Internet sites. Biometric technology is now an integral part of all markets the Company addresses and all of the products are integrated into the IWS Biometric Engine.

Recent Developments

On December 20, 2011, the Company consummated an equity financing resulting in gross proceeds of  $10.0 million (“Qualified Financing”), including the $750,000 of promissory notes converted into the Qualified Financing.  In connection with the Qualified Financing, the Company issued 20,000,000 shares of its common stock (the “Shares”), and warrants to purchase 12,207,500 shares of its common stock exercisable for $0.50 per share (“Warrants”), which number includes 2,207,500 shares issuable upon exchange of warrants issued to MDB Capital Group in consideration for acting as a placement agent in connection with the Qualified Financing.  The Warrants expire five years from the date of grant.   In connection with the Qualified Financing, the Company also issued 90,000 shares of common stock and a warrant exercisable for 45,000 shares of common stock in lieu of cash in payment for legal fees related to the Qualified Financing. That Warrant also has a five year life and is exercisable for $0.50 per share. Further, warrants to purchase 250,000 shares of the Company’s common stock at an exercise price of $0.50, which expire two years from the date of grant, were issued to a significant investor to cover certain expenses related to and in anticipation of the Qualified Financing.

The Company evaluated the warrants issued pursuant to the Qualified Financing under the provisions of ASC 815, “Derivatives and Hedging-Contracts in Entity’s Own Equity-Scope and Scope Exceptions” and determined that 12,252,500 of the warrants require derivative liability classification. Accordingly, we recorded approximately $5,626,000 in derivative liability based on the grant date fair value of the warrants as determined by the Black Scholes valuation model.

As a result of the Qualified Financing, the Company’s Series C 8% Convertible Preferred Stock (“Series C Preferred”) and Series D 8% Convertible Preferred Stock (“Series D Preferred”) were automatically converted into 11,768,525 shares of common stock.  In addition, in connection with the Qualified Financing, (i) the anti-dilution provision contained in certain of the Company's existing warrants were amended resulting in such warrants no longer qualifying as derivative liabilities; and (ii) a significant investor ("Investor") exchanged $4.5 million principal amount of convertible promissory notes of the Company ("Exchanged Notes"), and accrued but unpaid interest on the Exchanged Notes and on an additional $2.25 million in promissory notes, into 9,774,559 shares of the Company’s common stock ("Exchange Shares"). The Investor also agreed to convert $750,000 principal amount of additional promissory notes held by the Investor and invest the proceeds into the Qualified Financing.